Exhibit 10.23

***Certain identified information has been omitted from this exhibit because it is both (i) not material and (ii) information that the Registrant treats as private or confidential. Such omitted information is indicated by brackets (“[...***...]”) in this exhibit. ***

First Addendum to Commercial Supply Agreement

This First Addendum (“Addendum”) is dated as of August 31, 2017, by and between Scilex Pharmaceuticals, Inc., a company formed in accordance with and by virtue of the laws of the State of Delaware, USA, having a principal place of business at 4955 Directors Place, San Diego, California 92121, USA (“Scilex”), Oishi Koseido Co., Ltd., a company formed in accordance with and by virtue of the laws of Japan, having a principal place of business at 1-933, Honmachi, Tosu, Saga, 841-0037 Japan (“Oishi”), and ITOCHU CHEMICAL FRONTIER Corporation, a company formed in accordance with and by virtue of the laws of Japan, having a principal place of business at 5-1, Kita-Aoyama 2-Chome, Minato-Ku, Tokyo 107-0061, Japan (“Itochu”). Scilex, Oishi and Itochu are referred to herein collectively as the “Parties”.

1.	This Addendum constitutes an integral part to Commercial Supply Agreement dated February 16, 2017 (“Original Agreement”) among the Parties.

2.	The Parties hereto agree that Exhibit A “Product and Pricing” to the Original Agreement is hereby deleted, in its entirety, and replaced with Exhibit A “Product and Pricing” attached to this Addendum and incorporated herein.

3.	Scilex’s address, as set forth in the preamble, is hereby amended and restated, in its entirety, to read as follows: “4955 Directors Place, San Diego, California 92121, USA”

4.	Except as expressly provided in this Addendum, all other terms, conditions and provisions of the Original Agreement shall apply and remain in full force and effect. To the extent there are any inconsistencies or ambiguities between the terms of this Addendum and the Original Agreement, the terms of this Addendum shall supersede and prevail.

5.	This Addendum shall become effective as of April 12, 2017 (“Addendum Effective Date”).

6.	This Addendum may be executed (electronically or otherwise) in one or more counterparts, each of which shall be deemed an original. Electronic, facsimile or PDF image signatures shall be treated as original signatures.

This Addendum has been executed by the Parties hereto through their duly authorized representatives as of the Addendum Effective Date.

Oishi Koseido Co., Ltd.		Scilex Pharmaceuticals, Inc.

By:	/s/ Ryoji Nonaka	By:	/s/ Anthony P. Mack
Name:	Ryoji Nonaka	Name:	Anthony P. Mack
Title:	President	Title:	President
Date:	September 13, 2017	Date:	September 21, 2017

ITOCHU CHEMICAL FRONTIER
Corporation

By:	/s/ Kenji Hakoda
Name:	Kenji Hakoda
Title:	Director
Executive Officer
Chief Operating Officer
Pharmaceutical Division
Date:	September 8, 2017

Exhibit A

Product and Pricing

Description	Transfer Price (in Japanese Yen) (as of the Effective Date)	Minimum Order Quantity (Patches)*
ZTlido™ 1.8% in cartons containing 30 patches in one carton (transportation by ship)

1)      For eighteen (18) months from the first shipment,

Developer’s Acquisition Cost:    […***…]

+ Exporting Expenses:                   […***…]

Transfer Price:                             […***…]

2)      From the nineteenth (19th) month forth,

Developer’s Acquisition Cost:    […***…]

+ Exporting Expenses:                   […***…]

Transfer Price:                             […***…]

(DAP US main port)

[…***…]

Description	Transfer Price (in Japanese Yen) (as of the Effective Date)	Minimum Order Quantity (Patches)*
ZTlido™ 1.8% in cartons containing X patches in one carton (for professional samples) (transportation by ship)

1)      For eighteen (18) months from the first shipment,

Developer’s Acquisition Cost:      […***…]

2)      From the nineteenth (19th) month forth,

Developer’s Acquisition Cost:      […***…]

+ Exporting Expenses shall be determined later.

Transfer Price shall be determined later.

(DAP US main port)

[…***…]
Placebo Patch in XXXXX (transportation by ship)	Developer’s Acquisition Cost shall be determined later. + Exporting Expenses shall be determined later. Transfer Price shall be determined later. (DAP US main port)	[…***…]

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